BLUE CHIP FUND

[GRAPHIC OMITTED: ILLUSTRATION OF A MAN AND WOMAN HOLDING A PAINTING
 WHICH IS BROKEN IN HALF]

FOR TOTAL RETURN


service and guidance

professional management

goals


1998
Semi-Annual Report

[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]



for total
return
  2                                                        JUNE 4, 1998

DEAR SHAREHOLDER:

LARGE CAP U.S. STOCKS SOARED DURING this past winter and spring, propelling Blue Chip Fund to a total return of +11.53% for the six months ended May 31, 1998 (for A Class shares at net asset value with distributions reinvested).

     A combination of robust growth, tame inflation, low interest rates and low unemployment led to surging stock prices. Your Fund's benchmark, the unmanaged Standard & Poor's 500 Index, had a total return of +15.07% for the period.

     Since the Fund began operating a year and a half ago, we have focused on building a diversified long-term portfolio. Your Fund underperformed its benchmark for the first half of fiscal 1998 mainly because it avoided large companies in the S&P 500 that our analysis showed were overvalued.

     Your Fund's subadviser - Vantage Investment Advisors - employs quantitative methods to conduct fundamental analysis of mid and large cap U.S. stocks. These quantitative techniques are an essential part of Blue Chip Fund's disciplined investment strategy - an approach that emphasizes stocks with both growth and value characteristics.

QUANTITATIVE TECHNIQUES ARE AN ESSENTIAL PART OF BLUE CHIP FUND'S
INVESTMENT STRATEGY - AN APPROACH THAT EMPHASIZES STOCKS WITH BOTH GROWTH AND VALUE CHARACTERISTICS.

     By combining growth and value investing into one comprehensive strategy, we believe Blue Chip Fund can seek attractively priced stocks with favorable long-term earnings prospects in spite of potential stock market volatility.

CUMULATIVE TOTAL RETURN
THROUGH MAY 31, 1998

                                                  SIX MONTHS   ONE YEAR

Blue Chip Fund A Class                             +11.53%     +25.99%
Standard & Poor's 500 Index                        +15.07%     +30.69%
Lipper Growth and Income Fund Average (734 funds)  +11.91%     +25.47%

Fund and Lipper performance quoted above is based on net asset value without effect of sales charges. SEC-mandated performance information for all share Classes can be found on page 7. Past performance does not guarantee future results. The S&P 500 Index is an unmanaged measure of large company stocks.



for total
 return
   3

     Our analysis leads to:

[bullet] Stocks with a low price/earnings ratio - stocks whose share price is low relative to anticipated earnings, and;

[bullet] Companies whose earnings growth rates are either accelerating or have been better than expected.

     At the start of fiscal 1998 in December, we were concerned that inflationary pressures and the economic crises in Asia could slow the expansion of the U.S. economy. Remarkably, consumer spending and corporate capital outlays remained high.

     A drop in oil prices and corporate productivity improvements helped keep prices down. Low inflation enabled the Federal Reserve Board to maintain its interest rate target at 5.5%.

     Except in technology, the U.S. economy has so far been able to weather the Asian economic storm with only minimal damage. However, the long-term consequences of events in the Pacific remain unclear.

     Investors are concerned that continuing financial problems in Asia may further crimp the region's demand for U.S. products. In addition, Asian countries have also begun to increase exports to the U.S. - bringing along increased competition to domestic producers.

     On the following pages, your Fund's manager - T. Scott Wittman, President and Chief Investment Officer at Vantage - explains Blue Chip Fund's strategy in detail and provides his outlook for the remainder of the 1998 fiscal year.

     On behalf of Delaware Investments and Vantage, we thank you for choosing an objective, disciplined investment strategy for your portfolio.


Sincerely,

/S/Wayne A. Stork

WAYNE A. STORK
Chairman

/s/Jeffrey J. Nick

JEFFREY J. NICK
President and Chief Executive Officer


PORTFOLIO HIGHLIGHTS
MAY 31, 1998

                                        BLUE CHIP FUND    S&P 500 INDEX

Median Market Capitalization             $8.9 billion     $7.8 billion
Number of Stocks                             121              500
Average Stock Price-to-Earnings Ratio       18.1x            24.5x
Largest Sector Weighting                  Financials       Technology

P/E based on a consensus of analysts' estimates for calendar 1998.



for total
 return
   4


PORTFOLIO MANAGER'S REVIEW

INVESTMENT STRATEGY

Blue Chip Fund's quantitative stock picking method uses proprietary computer software that allows us to evaluate some 1,200 large domestic companies every business day. In a rapidly changing market environment, this approach has the potential to be more efficient than qualitative stockpicking.

     It is impossible for even the best investment managers to meet with every company's management and carefully dissect each company's financial statements daily. We believe our analysis can help us benefit from subtle but important market developments that might be overlooked by human eyes.

     We evaluate raw data about each company's stock - price/earnings ratios, earnings estimates from many Wall Street analysts and the percentage of profits paid out as dividends each year. A stock is then compared and ranked against all other stocks in its industry sector. If a stock has both growth and value characteristics, it is a candidate for Blue Chip Fund's portfolio.

     The Fund's sell discipline also differs from that of many mutual funds because we do not set price targets for our holdings. If we find a stock with a more attractive price/earnings ratio, higher dividend yield and better earnings expectations than a Fund holding in the same sector, the original holding is generally replaced.

     This process has allowed us to maintain a lower portfolio turnover rate than our peers. For the first half of fiscal 1998, average portfolio turnover rate was 19% - much less than the average of 734 funds in the Lipper Growth and Income fund category (63%).

STRATEGIC POSITIONING

The U.S. economy provided a fertile field for capital appreciation for many large cap stocks during the first half of fiscal 1998. However, as any gardener knows, weeds grow just as well in fertile soil as fruits and vegetables.

     Quantitative analysis allows us to separate tomato plants from crabgrass. We focus on stocks that have demonstrated earnings momentum over the past two years, and since November we have found ripe opportunities in financials and health care.

     Years of cancer research appear to be paying off for the pharmaceutical industry. BRISTOL-MYERS SQUIBB, your Fund's largest holding as of May 31, 1998, announced new advancements in the fight against cancer last spring.

     We believe Bristol-Myers Squibb's drug - Taxol - has strong sales potential because research shows it can help raise survival rates for women with breast cancer. We believe this could build upon the company's strong earnings performance of the past five years.

     Many companies in Blue Chip Fund's financial sector have also enjoyed earnings increases over the past few years. Banks, in particular, have benefited from internal expansion, restructuring and merger activity.


for total
 return
   5


     We are especially pleased with the performance of CHASE MANHATTAN, your Fund's third largest holding as of May 31. Chase announced ambitious expansion plans many analysts believe can generate double digit earnings growth over the next few years.

     Your Fund continued to remain underweighted in the technology sector compared to the S&P 500 Index. The technology sector can be precarious because earnings are less predictable than other sectors.

     We believe technology stocks are more subject to the "upgrade cycle" than the business cycle. Companies in the technology sector are under intense pressure to improve their products within relatively short periods of time.

     One company making strides in upgrading their product line recently has been APPLE COMPUTER. Apple's stock could be poised for a turnaround after years of underperformance. We bought the stock last winter when our quantitative analysis indicated the stock met both our growth and value parameters.

     In an effort to regain a greater share of the personal computer market, Apple recently introduced a new personal computer priced below $1,300. This strategy appears to be working well and Apple's share of the personal computer market has grown since November.

     One stock selection within the technology sector that did not bear fruit during the first half of fiscal 1998 was COMPAQ - the world's largest manufacturer of personal computers. The company appears to have suffered from a lack of technological advancements relative to its competitors.

     As a result, Compaq has been affected by excess inventory problems and its earnings plunged 96% this past winter. Compaq is transforming itself, but the company no longer met our growth and value parameters, so we sold our holdings.

[GRAPHIC OMITTED: text within ovals of THE EFFICIENCY OF QUANTITATIVE
                  INVESTING]

THE EFFICIENCY OF QUANTITATIVE INVESTING

VANTAGE'S QUANTITATIVE APPROACH

OBJECTIVE ANALYSIS OF EACH COMPANY
BASED ON FUNDAMENTAL FACTORS

RANKING OF STOCKS BASED ON BOTH GROWTH AND
VALUE CHARACTERISTICS

STOCKS CHOSEN FOR PORTFOLIO IN RELATION TO ITS
ATTRACTIVENESS TO OTHER STOCKS WITHIN
THE SAME SECTOR


for total
return
  6


     We have also sold your Fund's position in OXFORD HEALTHCARE. The company's earnings growth potential turned out to be a mirage after an audit of the company's books this past winter revealed numerous problems.

OUTLOOK

     The U.S. stock market has thrived during the past three years amid rising corporate profits. While the economy remains strong, recent reports indicate that profits are being squeezed due to rising wage costs and the inability of some companies to raise prices. Some U.S. companies face intense price competition with lower-priced imports from Asia.

     Although profit growth may be slipping, profits are still high by historical standards. At mid-year, personal spending and corporate investment remained high, although some companies have warned of lowered earnings expectations. We believe this somewhat conflicting data can lead to increased volatility in the U.S. stock market over the coming months.

WE BELIEVE POTENTIAL STOCK MARKET VOLATILITY PROVIDES AN OPPORTUNITY FOR OUR QUANTITATIVE STRATEGY TO IDENTIFY VALUE STOCKS WITH GROWTH CHARACTERISTICS.

     We believe potential stock market volatility provides an opportunity for our quantitative strategy to identify value stocks with growth characteristics. In our view, our objective approach to portfolio management could allow us to capitalize on any market weakness for the remainder of fiscal 1998.

T. SCOTT WITTMAN

President and Chief Investment Officer
Vantage Investment Advisors

June 4, 1998

[PHOTO OF KEYBOARD]

SECTOR DIVERSIFICATION
BLUE CHIP FUND VS. S&P 500 INDEX
MAY 31, 1998


                      SHARE OF FUND'S     ALLOCATION CHANGE FROM     SHARE OF
SECTOR                  NET ASSETS          NOVEMBER 30, 1997         INDEX

Financials                18.3%                   +2.5%               12.0%
Technology                10.9%                   +2.6%               17.8%
Health Care               10.4%                   +0.9%               12.5%
Energy/Utilities          10.1%                   -1.1%               10.0%
Basic Industry             9.4%                   -2.5%               12.5%
Telecommunications         8.3%                   +0.1%                7.2%
Food, Beverage &
  Tobacco                  6.7%                   -1.0%                7.2%
Consumer Growth            6.4%                 No change              4.4%
Retail                     6.4%                   -0.9%                8.6%
Media                      3.5%                   +0.5%                4.4%
Automobiles                2.8%                   -0.4%                2.3%
Transportation             2.1%                   +0.3%                1.1%
Cash                       4.7%                   -1.0%                 --



for total
return
  7

[GRAPHIC OMITTED: worm chart of BLUE CHIP FUND'S LIFETIME PERFORMANCE]

BLUE CHIP FUND'S LIFETIME PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
FEBRUARY 24, 1997 THROUGH MAY 31, 1998


                     BLUE CHIP FUND    STANDARD & POOR'S
                         A CLASS          500 INDEX

Feb.  1997               $ 9,529            $10,000
Mar.  1997               $ 8,879            $ 9,664
Apr.  1997               $ 9,249            $10,241
May   1997               $ 9,776            $10,865
June  1997               $10,101            $11,351
July  1997               $10,908            $12,255
Aug.  1997               $10,426            $11,568
Sept. 1997               $11,009            $12,202
Oct.  1997               $10,605            $11,794
Nov.  1997               $11,043            $12,340
Dec.  1997               $11,235            $12,454
Jan.  1998               $11,167            $12,592
Feb.  1998               $12,001            $13,500
Mar.  1998               $12,666            $14,192
Apr.  1998               $12,609            $14,334
May   1998               $12,316            $14,089

Chart assumes $10,000 invested on February 24, 1997 and includes the effect of a 4.75% front-end sales charge and reinvestment of distributions. Returns for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.


BLUE CHIP FUND PERFORMANCE
AVERAGE ANNUAL RETURNS THROUGH MAY 31, 1998

                                     LIFETIME         ONE YEAR

Class A (Est. 2/24/97)
     Excluding Sales Charge          +22.47%          +25.99%
     Including Sales Charge          +17.89%          +20.07%

Class B (Est. 2/24/97)
     Excluding Sales Charge          +21.63%          +25.19%
     Including Sales Charge          +18.62%          +21.19%

Class C (Est. 2/24/97)
     Excluding Sales Charge          +21.63%          +25.04%
     Including Sales Charge          +21.63%          +24.04%

ALL PERFORMANCE INCLUDES REINVESTMENT OF DISTRIBUTIONS AND APPLICABLE SALES CHARGES AS DESCRIBED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR CLASS B AND C SHARES EXCLUDING SALES CHARGE ASSUMES EITHER THE INVESTMENT WAS NOT REDEEMED OR CONTINGENT SALES CHARGES DID NOT APPLY.

CLASS A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.
CLASS B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
CLASS C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Expense limitations were in effect for all classes for the periods shown above. Performance would have been lower if the limitations were not in effect.

The average annual total return for the lifetime period, and cumulative returns for the one-year and six-month periods ended May 31, 1998 for Blue Chip Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +22.81%, +26.43% and +11.70%, respectively.


8 for total return


FINANCIAL STATEMENTS
DELAWARE GROUP EQUITY FUNDS II, INC. -
BLUE CHIP FUND
STATEMENT OF NET ASSETS
MAY 31, 1998 (UNAUDITED)


                                          NUMBER OF           MARKET
                                           SHARES             VALUE

  COMMON STOCK - 95.32%
  AEROSPACE AND DEFENSE - 2.14%
  B.F. Goodrich                            1,255          $    64,319
  General Dynamics                         1,200               53,325
  United Technologies                      1,220              114,680
                                                         ------------
                                                              232,324
                                                         ------------

  AUTOMOBILES & AUTO PARTS - 2.83%
  Cooper Industries                        1,060               68,237
  FORD MOTOR                               3,135              162,628
  Johnson Controls                           540               32,130
  General Motors                             600               43,162
                                                         ------------
                                                              306,157
                                                         ------------

  BANKING, FINANCE & INSURANCE - 18.07%
  Allstate                                 1,130              106,361
  Associates First Capital                   822               61,469
  Bank of Boston                           1,070              112,751
  Bankers Trust New York                     825              101,888
  Bear Stearns                             2,650              143,763
  CHASE MANHATTAN                          1,580              214,781
  Comerica                                 1,955              128,541
  Conseco                                  2,500              116,563
  First Chicago NBD                        1,325              115,855
  Fleet Financial Group                    1,400              114,800
  H.F. Ahmanson                            1,650              125,813
  Marsh & McLennan                         1,475              129,155
  MBIA                                       830               61,887
  NationsBank                                745               56,434
  PaineWebber Group                        2,795              120,010
  SLM Holding                              1,837               73,365
  TRAVELERS GROUP                          2,840              173,240
                                                         ------------
                                                            1,956,676
                                                         ------------

  BUILDINGS AND MATERIALS - 1.72%
  Armstrong World Industries               1,200              100,950
  Masco                                      625               35,156
* USG                                        950               50,469
                                                         ------------
                                                              186,575
                                                         ------------

  CABLE, MEDIA & PUBLISHING - 3.46%
  Dun & Bradstreet                         1,660               56,025
  Gannett                                  1,790              118,028
  Knight-Ridder                              195               11,127
  McGraw-Hill                              1,425              111,417
  New York Times                             550               38,775
  Omnicom Group                              850               39,791
                                                         ------------
                                                              375,163
                                                         ------------

------------------------
  Top 10 holdings, representing 17.5% of net assets, are in boldface.

  CHEMICALS - 1.39%
  Dow Chemical                             1,035              100,266
  Lyondell Petrochemicals                  1,600               49,900
                                                         ------------
                                                              150,166
                                                         ------------

  COMPUTERS & TECHNOLOGY - 9.39%
* American Power Conversion                  950               28,470
* Apple Computer                           3,600               95,737
* Dell Computer                              600               49,444
  Deluxe                                   1,680               56,385
  HBO                                      1,100               63,491
* Lexmark International Group A            2,600              144,300
* Microsoft                                1,200              101,813
* PeopleSoft                               3,300              143,963
* Storage Technology                       1,100               92,263
* Stratus Computer                         1,400               50,488
* Sun Microsystems                         2,555              102,280
* Symantec                                 3,700               88,338
                                                         ------------
                                                            1,016,972
                                                         ------------

  CONSUMER PRODUCTS - 5.12%
  Avon Products                              500               40,906
  Clorox                                   1,260              105,210
  GENERAL ELECTRIC                         2,670              222,611
  Maytag                                   1,225               61,786
  Procter & Gamble                         1,480              124,227
                                                         ------------
                                                              554,740
                                                         ------------

  ELECTRONICS & ELECTRICAL - 2.31%
  Honeywell                                1,085               91,072
  Raytheon                                    19                1,013
  Tektronix                                  637               24,365
  Xerox                                    1,300              133,575
                                                         ------------
                                                              250,025
                                                         ------------

  ENERGY - 7.39%
  Ashland                                    900               44,888
  Atlantic Richfield                         400               31,550
  ENSCO International                      2,300               58,219
  EXXON                                    2,800              197,400
  Helmerich & Payne                        1,200               30,300
  Occidental Petroleum                     2,200               60,775
  Royal Dutch Petroleum                    1,245               69,798
  Sun                                      3,200              136,000
  Texaco                                   1,570               90,668
  USX-Marathon Group                       2,315               81,025
                                                         ------------
                                                              800,623
                                                         ------------

  ENVIRONMENTAL SERVICES - 0.59%
* Republic Industries                      2,600               64,025
                                                         ------------
                                                               64,025
                                                         ------------

for total return 9


  FOOD, BEVERAGE & TOBACCO - 6.68%
  Campbell Soup                              260               14,170
  Coca Cola                                1,720              134,805
  Cracker Barrell Old Country Store          200                6,456
  Fortune Brands                             620               23,831
  Heinz (H.J.)                             1,865               98,962
  Hershey Foods                              825               57,131
  Interstate Bakeries                      4,100              132,225
  PHILIP MORRIS                            3,900              145,763
  RJR Nabisco Holdings                     3,365               94,851
  Universal Foods                            600               14,287
* Vlassic Foods International                 26                  564
                                                         ------------
                                                              723,045
                                                         ------------

  HEALTHCARE & PHARMACEUTICALS - 10.39%
* Amgen                                    2,380              143,916
* Arterial Vascular Engineering            1,800               55,631
  BRISTOL-MYERS SQUIBB                     2,110              226,825
* Health Management Associates Class A     1,400               41,738
  Johnson & Johnson                        1,505              103,939
* Lincare Holdings                           835               63,043
  MERCK & CO                               1,480              173,252
* Rexall Sundown                           3,700              123,834
  SCHERING-PLOUGH                          2,310              193,318
                                                         ------------
                                                            1,125,496
                                                         ------------

  INDUSTRIAL MACHINERY - 3.06%
  Caterpillar                              2,170              119,214
  Deere                                    1,435               74,441
  Ingersoll-Rand                           1,887               85,033
  Timken                                   1,400               52,675
                                                         ------------
                                                              331,363
                                                         ------------

  LEISURE, LODGING & ENTERTAINMENT - 0.92%
  Callaway Golf                            1,300               26,813
* King World Productions                   1,120               28,560
* Outback Steakhouse                       1,200               44,213
                                                         ------------
                                                               99,586
                                                         ------------

  METALS AND MINING - 0.74%
  USX-U.S. Steel Group                     2,220               79,643
                                                         ------------
                                                               79,643
                                                         ------------

  PAPER & FOREST PRODUCTS - 0.17%
  Fort James                                 375               17,930
                                                         ------------
                                                               17,930
                                                         ------------

  RETAIL - 4.95%
  Gap                                        975               52,650
  Liz Claiborne                              500               25,344
  Ross Stores                              2,330              103,394
* Safeway                                  3,700              134,819
* Staples                                  3,750               94,102
  TJX                                      2,685              125,524
                                                         ------------
                                                              535,833
                                                         ------------

  TELECOMMUNICATIONS - 8.27%
  AT&T                                     1,700              103,488
  Ameritech                                3,330              141,317
  Bell Atlantic                            1,435              131,482
  BELLSOUTH                                2,815              181,568
  GTE                                      1,835              107,003
* Tellabs                                  1,575              108,232
  U S West Communications Group            2,420              122,815
                                                         ------------
                                                              895,905
                                                         ------------

  TEXTILES, APPAREL & FURNITURE - 0.55%
  Herman Miller                            1,250               34,609
* Tommy Hilfiger                             365               24,546
                                                         ------------
                                                               59,155
                                                         ------------

  TRANSPORTATION & SHIPPING - 2.15%
* AMR                                        495               76,199
* Alaska Air Group                         1,600               74,100
  Brunswick                                2,180               68,534
* Northwest Airlines                         300               13,509
                                                         ------------
                                                              232,342
                                                         ------------

  UTILITIES - 2.70%
  Baltimore Gas & Electric                 1,785               54,331
  Energy East                              2,805              113,946
  General Public Utilities                 1,570               60,445
  Texas Utilities                          1,180               46,610
  Unicom                                     500               17,188
                                                         ------------
                                                              292,520
                                                         ------------

  MISCELLANEOUS - 0.33%
* Cendant                                  1,645               35,683
                                                         ------------
                                                               35,683
                                                         ------------
  TOTAL COMMON STOCK (COST $8,951,183)                     10,321,947
                                                         ------------


10 for total return


                                         PRINCIPAL           MARKET
                                          AMOUNT             VALUE

  REPURCHASE AGREEMENTS - 4.80%
  With Chase Manhattan 5.53% 6/1/98
       (dated 5/29/98, collateralized
       by $182,000 U.S Treasury Notes
       6.625% due 4/30/02, market
       value $189,200)                  $185,000          $   185,000
  With J.P. Morgan Securities 5.55%
       6/1/98 (dated 5/29/98,
       collateralized by $172,000
       U.S Treasury Notes 6.00% due
       6/30/99, market value
       $176,664)                         173,000              173,000
  With PaineWebber 5.55% 6/1/98
       (dated 5/29/98, collateralized
       by $80,000 U.S. Treasury Notes
       5.75% due 11/15/00, market
       value $80,584 and $79,000
       U.S. Treasury Notes 7.50% due
       11/15/01, market value $84,347)   162,000              162,000
                                                         ------------
  TOTAL REPURCHASE AGREEMENTS
       (COST $520,000)                                        520,000
                                                         ------------

  TOTAL MARKET VALUE OF SECURITIES OWNED
       (cost $9,471,183) - 100.12%                        $10,841,947
  LIABILITIES NET OF RECEIVABLES
       AND OTHER ASSETS - (0.12%)                             (12,643)
                                                         ------------
  NET ASSETS APPLICABLE TO 991,963 SHARES
       ($1 PAR VALUE) OUTSTANDING - 100.00%               $10,829,304
                                                         ============
  NET ASSET VALUE - BLUE CHIP FUND A CLASS
       ($4,269,064 / 390,543 SHARES)                           $10.93
                                                               ======
  NET ASSET VALUE - BLUE CHIP FUND B CLASS
       ($2,993,387 / 275,100 SHARES)                           $10.88
                                                               ======
  NET ASSET VALUE - BLUE CHIP FUND C CLASS
       ($700,271 / 64,339 SHARES)                              $10.88
                                                               ======
  NET ASSET VALUE - BLUE CHIP FUND INSTITUTIONAL CLASS
       ($2,866,582 / 261,981 SHARES)                           $10.94
                                                               ======

------------------------
*Non-income producing securities for the period ended 5/31/98.

  COMPONENTS OF NET ASSETS AT MAY 31, 1998:
  Common stock, $1 par value, 200,000,000 shares
       authorized to the Fund with 100,000,000 shares
       allocated to Blue Chip Fund A Class, 25,000,000
       shares allocated to Blue Chip Fund B Class,
       25,000,000 shares allocated to Blue Chip Fund C
       Class and 50,000,000 shares allocated to Blue
       Chip Fund Institutional Class                      $ 9,524,147
  Accumulated net investment income                             6,362
  Accumulated net realized loss on investments                (71,969)
  Net unrealized appreciation of investments                1,370,764
                                                         ------------
  Total net assets                                        $10,829,304
                                                         ============

  NET ASSET VALUE AND OFFERING PRICE PER SHARE -
       BLUE CHIP FUND A CLASS
  Net asset value A Class (A)                                  $10.93
  Sales charge (4.75% of offering price, or 5.03%
       of amount invested per share) (B)                         0.55
                                                               ------
  Offering price                                               $11.48
                                                               ======

------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

    See accompanying notes


for total return 11


  DELAWARE GROUP EQUITY FUNDS II, INC. -
  BLUE CHIP FUND
  STATEMENT OF OPERATIONS
  SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

  INVESTMENT INCOME:
  Dividends                            $  64,950
  Interest                                12,414             $ 77,364
                                    ------------
  EXPENSES:
  Dividend disbursing and transfer
     agent fees and expenses              30,617
  Management fees                         26,115
  Distribution expense                    15,302
  Registration fees                       12,169
  Accounting and administration            1,917
  Reports and statements to shareholders   1,880
  Professional fees                        1,060
  Custodian fees                             550
  Directors' fees                            505
  Taxes (other than taxes on income)         135
  Other                                      266
                                    ------------
                                          90,516
                                    ------------

Less expenses absorbed by Delaware
     Management Company                  (25,546)
                                    ------------

Total Expenses                                                 64,970
                                                         ------------

NET INVESTMENT INCOME                                          12,394
                                                         ------------

NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                  (72,531)
Net change in unrealized appreciation/depreciation
     of investments                                           805,795
                                                         ------------

NET REALIZED AND UNREALIZED
     GAIN ON INVESTMENTS                                      733,264
                                                         ------------

NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                         $745,658
                                                         ============


See accompanying notes



DELAWARE GROUP EQUITY FUNDS II, INC. --
BLUE CHIP FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                       SIX MONTHS ENDED      2/24/97*
                                           5/31/98             TO
                                        (UNAUDITED)         11/30/97

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                  $  12,394            $  16,156
Net realized gain (loss) on investment
     transactions                        (72,531)               6,756
Net change in unrealized appreciation/
     depreciation of investments during
     the period                          805,795              564,969
                                    ------------         ------------
Net increase in net assets resulting
     from operations                     745,658              587,881
                                    ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
     Blue Chip Fund A Class              (10,143)                  --
     Blue Chip Fund Institutional
     Class                               (12,045)                  --
Net realized gain from investment
     transactions:
     Blue Chip Fund A Class               (2,536)                  --
     Blue Chip Fund B Class               (1,558)                  --
     Blue Chip Fund C Class                 (247)                  --
     Blue Chip Fund Institutional Class   (1,853)                  --
                                    ------------         ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
     Blue Chip Fund A Class            1,988,977            2,298,478
     Blue Chip Fund B Class            1,460,729            1,424,813
     Blue Chip Fund C Class              441,382              235,373
     Blue Chip Fund Institutional
     Class                             1,296,276            1,663,671
Net asset value of shares issued
     upon reinvestment of dividends
     from net investment income and
     net realized gain on investment
     transactions:
     Blue Chip Fund A Class               11,735                   --
     Blue Chip Fund B Class                1,509                   --
     Blue Chip Fund C Class                  247                   --
     Blue Chip Fund Institutional Class   13,898                   --
                                    ------------         ------------
                                       5,214,753            5,622,335
                                    ------------         ------------

Cost of shares repurchased:
     Blue Chip Fund A Class             (287,457)            (239,705)
     Blue Chip Fund B Class              (85,893)             (81,825)
     Blue Chip Fund C Class               (3,112)             (13,201)
     Blue Chip Fund Institutional
     Class                              (514,996)             (86,752)
                                    ------------         ------------
                                        (891,458)            (421,483)
                                    ------------         ------------

Increase in net assets derived
     from capital share transactions   4,323,295            5,200,852
                                    ------------         ------------

NET INCREASE IN NET ASSETS             5,040,571            5,788,733

NET ASSETS:
Beginning of year                      5,788,733                   --
                                    ------------         ------------

End of year                          $10,829,304           $5,788,733
                                    ============         ============

------------------------
*Date of commencement of operations

See accompanying notes


12 for total return


DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                    BLUE CHIP FUND               BLUE CHIP FUND
                       A CLASS                      B CLASS
              ---------------------------  ----------------------------
                   SIX MONTHS    2/24/972       SIX MONTHS     2/24/972
                      ENDED          TO           ENDED            TO
                     5/31/981     11/30/97      5/31/981       11/30/97
                    (UNAUDITED)                (UNAUDITED)


Net asset value,
beginning of period  $ 9.850        $8.500       $ 9.800        $8.500

Income from
investment
operations:
     Net investment
     income (loss)3    0.023         0.041        (0.014)       (0.009)
     Net realized
     and unrealized
     gain on
     investments       1.107         1.309         1.104         1.309
                ------------  ------------  ------------  ------------
     Total from
     investment
     operations        1.130         1.350         1.090         1.300
                ------------  ------------  ------------  ------------

Less dividends
and distributions:
     Dividends
     from net
     investment
     income           (0.040)           --            --            --
     Distributions
     from net
     realized gain
     on investment
     transactions     (0.010)           --        (0.010)           --
                ------------  ------------  ------------  ------------

     Total
     dividends
     and
     distributions    (0.050)           --        (0.010)           --
                ------------  ------------  ------------  ------------

Net asset value,
end of period        $10.930        $9.850       $10.880        $9.800
                ============  ============  ============  ============
Total return4         11.53%        15.88%        11.14%        15.29%

Ratios and
supplemental data:
     Net assets,
     end of
     period (000
     omitted)         $4,269        $2,272        $2,993        $1,444
     Ratio of
     expenses
     to average
     net assets        1.50%         1.50%         2.20%         2.20%
     Ratio of
     expenses to
     average net
     assets prior
     to expense
     limitation        2.14%         2.95%         2.84%         3.65%
     Ratio of net
     investment
     income (loss)
     to average
     net assets        0.44%         0.69%        (0.26%)       (0.01%)
     Ratio of net
     investment
     income (loss)
     to average net
     assets prior
     to expense
     limitation       (0.20%)       (0.76%)       (0.90%)       (1.46%)
     Portfolio
     turnover            19%           25%           19%           25%

------------------------
1 Ratios have been annualized and total return has not been annualized. 2 Date of commencement of trading; ratios have been annualized and total return has not been annualized.
3 The average shares outstanding method has been applied for per share information.
4 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class shares.

  See accompanying notes


for total return 13


Selected data for each share of the Fund outstanding throughout each period were as follows:

                    BLUE CHIP FUND                 BLUE CHIP FUND
                       C CLASS                  INSTITUTIONAL CLASS
              ---------------------------  ----------------------------
                   SIX MONTHS    2/24/972       SIX MONTHS     2/24/972
                      ENDED          TO           ENDED            TO
                     5/31/981     11/30/97      5/31/981       11/30/97
                    (UNAUDITED)                (UNAUDITED)

Net asset value,
beginning of
period               $ 9.800        $8.500       $ 9.870        $8.500

Income from
investment
operations:
     Net investment
     income
     (loss)3          (0.014)       (0.011)        0.039         0.062
     Net realized
     and unrealized
     gain on
     investments       1.104         1.311         1.106         1.308
                ------------  ------------  ------------  ------------

     Total from
     investment
     operations        1.090         1.300         1.145         1.370
                ------------  ------------  ------------  ------------

Less dividends
and distributions:
     Dividends
     from net
     investment
     income               --            --        (0.065)           --
     Distributions
     from net
     realized
     gain on
     investment
     transactions     (0.010)           --        (0.010)           --
                ------------  ------------  ------------  ------------

     Total
     dividends
     and
     distributions    (0.010)           --        (0.075)           --
                ------------  ------------  ------------  ------------

Net asset value,
end of period        $10.880        $9.800       $10.940        $9.870
                ============  ============  ============  ============

Total return4         11.14%        15.29%        11.70%        16.12%

Ratios and
supplemental
data:
     Net assets,
     end of
     period (000
     omitted)           $700          $239        $2,867        $1,834
     Ratio of
     expenses
     to average
     net assets        2.20%         2.20%         1.20%         1.20%
     Ratio of
     expenses to
     average net
     assets prior
     to expense
     limitation        2.84%         3.65%         1.84%         2.65%
     Ratio of net
     investment
     income (loss)
     to average
     net assets       (0.26%)       (0.01%)        0.74%         0.99%
     Ratio of net
     investment
     income (loss)
     to average
     net assets
     prior to
     expense
     limitation       (0.90%)       (1.46%)        0.10%        (0.46%)
     Portfolio
     turnover            19%           25%           19%           25%


------------------------
1 Ratios have been annualized and total return has not been annualized. 2 Date of commencement of trading; ratios have been annualized and total return has not been annualized.
3 The average shares outstanding method has been applied for per share information.
4 Does not include the 1% contingent deferred sales charge depending upon the holding period for C Class shares.

See accompanying notes


14 for total return


DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998 (UNAUDITED)

Delaware Group Equity Funds II, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers four series, the Decatur Income Fund, the Decatur Total Return Fund, the Blue Chip Fund and the Social Awareness Fund. These financial statements and related notes pertain to the Blue Chip Fund (the "Fund"). The Fund offers four classes of shares. The Blue Chip
Fund A Class carries a front-end sales charge of 4.75%. The Blue Chip Fund B Class carries a back-end sales charge. The Blue Chip Fund C
Class carries a level load deferred sales charge and the Blue Chip
Fund Institutional Class has no sales charge.

The investment objective of the Fund is to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve this objective by investing primarily in equity securities and any securities that are convertible into equity securities.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the
Fund:

SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

FEDERAL INCOME TAXES - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

CLASS ACCOUNTING - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

REPURCHASE AGREEMENTS - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

OTHER - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Funds, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion.

DMC has entered into a sub-advisory agreement with Vantage Global Advisors with respect to the management fee of the Funds. For the services provided to DMC, DMC pays the sub-adviser an annual fee which is calculated at the rate of 0.15% of the average daily net assets averaging one year old or less and 0.20% of average daily net assets averaging two years old or less, but greater than one year old. The Fund does not pay any fees to the sub-advisers.

DMC has elected to waive the portion if any of the management fee and reimburse the Funds to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 1.20% of average daily net assets of the Fund through January 31, 1999. Total expenses absorbed by DMC for the six months ended May 31, 1998, were $25,546.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing agent, transfer agent and accounting services agent for the Fund. For the six months ended
May 31, 1998, the Fund expensed $30,617 for dividend disbursing and transfer agent services and $1,583 for accounting services. At
May 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $36,366.

Pursuant to the Distribution Agreement, the Funds pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. At
May 31, 1998, the Fund had a liability for distribution fees and other expenses payable to DDLP of $141,184.

For the six months ended May 31, 1998, DDLP earned $8,538 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.


for total return 15


3. INVESTMENTS
During the six months ended May 31, 1998, the Fund made purchases of $4,849,957 and sales of $711,359 of investment securities other than U.S. government securities and temporary cash investments.

At May 31, 1998, net unrealized appreciation for federal income tax purposes aggregated $1,370,764 of which $1,536,508 related to unrealized appreciation of securities and $165,744 related to unrealized depreciation of securities. At May 31, 1998, the aggregate cost of securities for federal income tax purposes was $9,471,183.

4. CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                             SIX MONTHS     2/24/97*
                                               ENDED          TO
                                              5/31/98      11/30/97
                                           ------------  ------------
Shares sold:
     Blue Chip Fund A Class                   185,870       255,978
     Blue Chip Fund B Class                   135,639       156,936
     Blue Chip Fund C Class                    40,229        25,765
     Blue Chip Fund Institutional Class       121,905       194,946

Shares issued upon reinvestment of
     dividends from net investment income
     and net realized gains from security
     transactions:
     Blue Chip Fund A Class                     1,205            --
     Blue Chip Fund B Class                       155            --
     Blue Chip Fund C Class                        26            --
     Blue Chip Fund Institutional Class         1,429            --
                                         ------------  ------------
                                              486,458       633,625
                                         ------------  ------------

Shares repurchased:
     Blue Chip Fund A Class                   (27,249)      (25,263)
     Blue Chip Fund B Class                    (8,051)       (9,579)
     Blue Chip Fund C Class                      (322)       (1,359)
     Blue Chip Fund Institutional Class       (47,179)       (9,118)
                                         ------------  ------------
                                              (82,801)      (45,319)
                                         ------------  ------------

Net Increase                                  403,657       588,306
                                         ============  ============

------------------------
*Date of commencement of operations.

5. LINES OF CREDIT
The Fund had a committed line of credit for $200,000. No amount was outstanding at May 31, 1998, or at any time during the fiscal year.

6. MARKET AND CREDIT RISK
The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.



THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF BLUE CHIP FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE investors when preceded or accompanied by a current Prospectus for Blue Chip Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

SUBADVISER
Vantage Investment Advisors
New York, New York

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

[PHOTO OF GLOBES]

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

www.delawarefunds.com


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.


[copyright] Delaware Distributors, L.P.

[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]



Printed in the USA
on recycled paper

SA-143 [5/98] PP7/98
(826)